                           PROBUSINESS SERVICES, INC.

 WAIVER AND AMENDMENT TO THE AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         This Waiver and Amendment to the Amended and Restated Registration Rights Agreement made as of the 12th day of March, 1997, as amended (the "Amended Registration Rights Agreement"), is entered into as of December 20, 2001 by and among ProBusiness Services, Inc., a Delaware corporation (the "Company"), General Atlantic Partners 39, L.P. ("GAP, L.P."), GAP Coinvestment Partners, L.P. ("GAP Coinvestment"), General Atlantic Partners 70, L.P. ("GAP 70, L.P."), GAP Coinvestment Partners II, L.P. ("GAP Coinvestment II"), GapStar, LLC ("GapStar" and together, with GAP, L.P., GAP Coinvestment, GAP 70, L.P. and GAP Coinvestment II, the "Purchasers"), Thomas H. Sinton and the holders of a majority of the Company's registrable securities pursuant to the Amended Registration Rights Agreement (the "Waiver and Amendment").

                                    RECITALS:

         A. The Holders of Registrable Securities (as defined in the Amended Registration Rights Agreement) possess certain registration rights pursuant to the Amended Registration Rights Agreement.

         B. Pursuant to Section 2.6 of the Amended Registration Rights Agreement, the Company, the Purchasers and the Holders of a majority of the Company's Registrable Securities (as defined in the Amended Registration Rights Agreement) may amend or waive the Amended Registration Rights Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Waiver. The undersigned hereby waive, on behalf of all parties to the Amended Registration Rights Agreement, any registration rights that any of the parties to the Amended Registration Rights Agreement may have in connection with the registration of Common Stock of the Company pursuant to a Registration Statement on Form S-3 to be filed by the Company pursuant to Section 5 of the Common Stock Purchase Agreement dated December 20, 2001 between the Company and certain purchasers of the Company's common stock (the "Common Stock Purchase Agreement").

         2. Amendment. Section 2.1 of the Amended Registration Rights Agreement is hereby amended to read in its entirety as follows:

                  "2.1 No Inconsistent Agreements. The Company shall not, after the date hereof, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or grant any additional registration rights to any

         Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement, except as provided in Section 2.6 and except for those registration rights granted to certain purchasers of the Company's common stock pursuant to the Common Stock Purchase Agreement."

The Company hereby covenants that it will not amend the Common Stock Purchase Agreement in a manner that affects or may affect the registration rights in the Amended Registration Rights Agreement without the consent required in Section
2.6 of the Agreement.

         3. Other provisions. All other provisions of the Amended Registration Rights Agreement shall remain in full force and effect.

         4. Governing law. This Waiver and Amendment shall be governed in all respects by and construed in all respects in accordance with the laws of the State of California.

         5. Severability. If one or more provisions of this Waiver and Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Waiver and Amendment and the balance of the Waiver and Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6. Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereby have executed this Waiver and Amendment to the Amended Registration Rights Agreement on the date first above written.

                                 "COMPANY"

                                 PROBUSINESS SERVICES, INC.,
                                 a Delaware corporation

                                 By:    /s/ Thomas H. Sinton
                                     -----------------------------------------
                                      Name:  Thomas H. Sinton
                                      Title:  Chairman of the Board, President
                                              and Chief Executive Officer

                     PURCHASER'S COUNTERPART SIGNATURE PAGE
          WAIVER AND AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT

                                December 20, 2001

                                  "PURCHASERS"

                                  GENERAL ATLANTIC PARTNERS 39, L.P.

                                  By:  GENERAL ATLANTIC PARTNERS, LLC,
                                          its General Partner

                                       By:  /s/ Steven A. Denning
                                          --------------------------------------
                                            Name:  Steven A. Denning
                                            Title: A Managing Member


                                  GAP COINVESTMENT PARTNERS, L.P.

                                  By:     /s/ Steven A. Denning
                                       -----------------------------------------
                                       Name:  Steven A. Denning
                                       Title: A General Partner

                                  GENERAL ATLANTIC PARTNERS 70, L.P.

                                  By:  GENERAL ATLANTIC PARTNERS, LLC,
                                          its General Partner

                                       By:   /s/ Steven A. Denning
                                          --------------------------------------
                                          Name:  Steven A. Denning
                                          Title: A Managing Member


                                  GAP COINVESTMENT PARTNERS II, L.P.

                                  By:  /s/ Steven A. Denning
                                       -----------------------------------------
                                       Name:  Steven A. Denning
                                       Title: A General Partner

                                  GAPSTAR, LLC

                                  By:  GENERAL ATLANTIC PARTNERS, LLC,
                                          its Managing Member

                                       By:   /s/ Steven A. Denning
                                          --------------------------------------
                                            Name:  Steven A. Denning
                                            Title: A Managing Member

          WAIVER AND AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT

                                December 20, 2001

         IN WITNESS WHEREOF, and of his assent to all matters contemplated in that certain Amendment to Amended and Restated Registration Rights Agreement dated as of August 1, 2000, the undersigned has executed this Waiver and Amendment as of the date first set forth above.

                                            /s/ Thomas H. Sinton
                                       -----------------------------------------
                                            Thomas H. Sinton